                                                                       Exhibit 1

                                                                  Conformed Copy

                             JOINT FILING AGREEMENT

     We, the signatories of Amendment No. 1 to the statement on Schedule 13D to which this Agreement is attached, hereby agree that such statement, as amended by said Amendment No. 1, is, and any further amendments thereto filed by any of us will be, filed on behalf of each of us.



                                       PARAGON LIMITED PARTNERSHIP

                                       by its General Partner

                                       PARAGON CAPITAL
                                         MANAGEMENT LLC,
                                         General Partner



                                       By /s/ Erik C.T. Tiller
                                          --------------------
                                          Name:  Erik C.T. Tiller
                                          Title:  Secretary and Director


                                       DEN NORSKE KRIGSFORSIKRING FOR
                                         SKIB


                                       By /s/ Ole Henrik Eide
                                          -------------------
                                          Name: Ole Henrik Eide
                                          Title:  Managing Director


                                       By /s/ Sverre Kjelland-Mordre
                                          --------------------------
                                          Name: Sverre Kjelland-Mordre
                                          Title: Director




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                                       INVESTERINGSSELSKAPET
                                         AMANDUS AS

                                       By  /s/  Halvor Isaaksen
                                           --------------------
                                           Name: Halvor Isaaksen
                                           Title: Managing Director


                                       A/S SELVAAG INVEST

                                       By /s/ Odd Eide
                                          ------------
                                          Name: Odd Eide
                                          Title: President


                                       /s/ Andreas Ugland
                                       ------------------
                                       ANDREAS UGLAND


                                       POLLEX A/S

                                       By /s/ Hans O. Blix
                                          ----------------
                                          Name: Hans O. Blix
                                          Title: Chairman of the Board


                                       FILAB A/S

                                       By /s/ Lars Blix
                                          -------------
                                          Name:  Lars Blix
                                          Title:  Chairman of the Board


                                       /s/ J. Arthur Olafsen
                                       ---------------------
                                       J. ARTHUR OLAFSEN




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                                       WOODBRIDGE ASSET
                                         MANAGEMENT LIMITED

                                       By /s/ Erik C.T. Tiller
                                          --------------------
                                          Name:  Erik C.T. Tiller
                                          Title:  Attorney-in-Fact


                                       /s/ Martin S. Albert
                                       --------------------
                                       MARTIN S. ALBERT


                                       /s/ Bent Aasnaes
                                       ---------------
                                       BENT AASNAES